Exhibit 10.82

PENNYMAC INTERNAL REWAREHOUSE FACILITY	EXECUTION

AMENDMENT NO. 15

TO MASTER REPURCHASE AGREEMENT

Amendment No. 15 to Master Repurchase Agreement, dated as of October 30, 2015 (this “Amendment”), among Credit Suisse First Boston Mortgage Capital LLC (the “Buyer”), PennyMac Holdings, LLC (“PennyMac Holdings”), PennyMac Operating Partnership, L.P., in its capacity as a seller (“POP” and together with PennyMac Holdings, the “Sellers”), PennyMac Mortgage Investment Trust and PennyMac Operating Partnership, L.P., in its capacity as a guarantor (each, a “Guarantor” and collectively, the “Guarantors”).

RECITALS

The Buyer, the Sellers and the Guarantors are parties to that certain Master Repurchase Agreement, dated as of March 29, 2012 (as amended by Amendment No. 1, dated as of July 25, 2012, Amendment No. 2, dated as of September 26, 2012, Amendment No. 3, dated as of October 29, 2012, Amendment No. 4, dated as of June 1, 2013, Amendment No. 5, dated as of August 29, 2013, Amendment No. 6, dated as of September 27, 2013, Amendment No. 7, dated as of October 1, 2013, Amendment No. 8, dated as of December 27, 2013, Amendment No. 9, dated as of December 31, 2013, Amendment No. 10, dated as of January 10, 2014, Amendment No. 11, dated as of February 21, 2014, Amendment No. 12, dated as of May 22, 2014, Amendment No. 13, dated as of October 31, 2014, and Amendment No. 14, dated as of December 23, 2014, the “Existing Repurchase Agreement”; and as further amended by this Amendment, the “Repurchase Agreement”) and the related Pricing Side Letter, dated as of March 29, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Pricing Side Letter”). The Guarantors are parties to that certain Guaranty (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), dated as of March 29, 2012, by the Guarantors in favor of Buyer. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement and Guaranty, as applicable.

The Buyer, the Sellers and the Guarantors have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement. As a condition precedent to amending the Existing Repurchase Agreement, the Buyer has required the Guarantors to ratify and affirm the Guaranty on the date hereof.

Accordingly, the Buyer, the Sellers and the Guarantors hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1. Definitions. Section 2 of the Existing Repurchase Agreement is hereby amended by deleting the definition of “Termination Date” in its entirety and replacing it with the following:

“Termination Date” means the earlier of (a) December 15, 2015, and (b) the date of the occurrence of an Event of Default.

SECTION 2. Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

2.1 Delivered Documents. On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(a) this Amendment, executed and delivered by duly authorized officers of the Buyer, the Sellers and the Guarantors; and

(b) such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 3. Representations and Warranties. Each Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred and is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Repurchase Agreement.

SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 5. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 6. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

SECTION 8. Reaffirmation of Guaranty. The Guarantors hereby ratify and affirm all of the terms, covenants, conditions and obligations of the Guaranty and acknowledge and agree that the term “Obligations” as used in the Guaranty shall apply to all of the Obligations of Sellers to Buyer under the Repurchase Agreement, as amended hereby.

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IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Buyer

By:	/s/ Margaret Dellafera
Name: Margaret Dellafera
Title: Vice President

PENNYMAC HOLDINGS, LLC, as a Seller

By:	/s/ Pamela Marsh
Name: Pamela Marsh
Title: Executive Vice President, Treasurer

PENNYMAC MORTGAGE INVESTMENT TRUST, as a Guarantor

By:	/s/ Pamela Marsh
Name: Pamela Marsh
Title: Executive Vice President, Treasurer

PENNYMAC OPERATING PARTNERSHIP, L.P., as a Seller and a Guarantor

By:	PennyMac GP OP, Inc., its General Partner

By:	/s/ Pamela Marsh
Name: Pamela Marsh
Title: Executive Vice President, Treasurer

Signature Page to Amendment No. 15 to Master Repurchase Agreement